ADA AND ENVIRONMENTAL INDEMNITY AGREEMENT

            ADA AND ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") made as of the 9th day of February, 2006, by INTERPHARM, INC., a New York corporation, having an address at 75 Adams Avenue, Commack, New York 11725 ("Indemnitor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division, having an address at 119 West 40th Street, New York, New York 10018 ("Lender" or "Indemnitee") and other Indemnified Parties (defined below).

                                    RECITALS:

            A. This Assignment is given in connection with a loan in the principal sum of up to a maximum of Twelve Million and No/100 Dollars ($12,000,000.00) (the "Loan") made by Indemnitee to Indemnitor, as evidenced by that certain Consolidated Real Estate Term Note, dated the date hereof, made by Debtor to Indemnitor in the maximum principal amount of the Loan (as the same may be amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the "Note"); and

            B. The Note is secured by, among other things, that certain Mortgage and Security Agreement, as modified and consolidated by a Mortgage Consolidation, Modification and Extension Agreement, made by Indemnitor to Indemnitee, dated the date hereof (as the same may be amended, extended, restated, replaced, supplemented or otherwise modified from time to time, the "Mortgage") encumbering the premises known as 50 Horseblock Road in the Town of Yaphank, County of Suffolk, State of New York, as more fully described as set forth in Exhibit "A" attached hereto and made a part hereof (the "Property"); and

            C. Indemnitor desires to further secure the Note and the performance by Indemnitor of all of its obligations under the Mortgage and the other Loan Documents (as such term is defined in the Mortgage).

            D. Indemnitee is unwilling to make the Loan unless Indemnitor agrees to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties.

            E. Indemnitor is entering into this Agreement to induce Indemnitee to make the Loan.

                                    AGREEMENT

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of the Indemnified Parties as follows:

            1.Representations And Warranties. (a) There are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are in compliance with all Environmental Laws (defined below) and with permits issued pursuant thereto; (b) there are no past,


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present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property which have not been fully remediated in accordance with Environmental Law; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with Environmental Law; (e) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any person (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, or possible liability of any person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Indemnitor has truthfully and fully provided to Indemnitee, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Indemnitor and that is contained in files and records of Indemnitor, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

            2. Covenants.

            (a) Indemnitor covenants and agrees that at all times that it or an affiliate of Indemnitor is the owner of the Property or a tenant or user of the
Property: (a) all uses and operations on or of the Property, whether by Indemnitor or any other person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both
(i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing; (d) Indemnitor shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitor or any other person (the "Environmental Liens"); (e) Indemnitor shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Paragraph 3 of this Agreement, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Indemnitor shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Indemnitee (including but not limited to sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Indemnitor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the


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Property; and (i) Indemnitor shall immediately notify Indemnitee in writing of
(A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement.

            (b) Indemnitor covenants and agrees that at all times that it or an affiliate of Indemnitor is the owner of the Property or a tenant or user of the
Property: (a) the Property shall at all times comply with all requirements of the ADA with respect to similar properties for similar use, (b) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate compliance with the ADA and (ii) comply with any directive from any governmental authority relating to ADA compliance and (c) Indemnitor shall immediately notify Indemnitee in writing of (i) any non-compliance with the ADA related in any way to the Property and (ii) any written or oral notice or other communication of which Indemnitor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to the ADA or compliance therewith, possible liability of any person pursuant to the ADA, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement.

            3. Indemnified Rights/Cooperation and Access.

            (a) In the event the Indemnified Parties have a reasonable basis to believe that an environmental hazard exists on the Property that does not, in the reasonable discretion of the Indemnified Parties, endanger any tenants or other occupants of the Property or their guests or the general public or materially and adversely affects the value of the Property, upon reasonable notice from the Indemnitee, Indemnitor shall, at Indemnitor's expense, promptly cause an engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties exercising commercially reasonable judgment) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing reasonably requested by Indemnitee and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to the Indemnified Parties within a reasonable period or if the Indemnified Parties have a reasonable basis to believe that an environmental hazard exists on the Property that, in the reasonable judgment of the Indemnified Parties, endangers any tenant or other occupant of the Property or their guests or the general public or may materially and adversely affect the value of the Property, upon reasonable notice to Indemnitor, the Indemnified Parties and any other person designated by the Indemnified Parties, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of


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the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties exercising commercially reasonable judgment) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Indemnitor shall cooperate with and provide the Indemnified Parties and any such person designated by the Indemnified Parties with access to the Property.

            (b) In the event the Indemnified Parties have a reasonable basis to believe that the Property is not in compliance with the ADA, upon reasonable notice from the Indemnitee, Indemnitor shall, at Indemnitor's expense, promptly cause an engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct any ADA assessment reasonably required by Indemnitee (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties exercising commercially reasonable judgment) and promptly deliver the results of any such assessment. Indemnitor shall cooperate with and provide the Indemnified Parties and any such person designated by the Indemnified Parties with access to the Property.

            4. Indemnification. Indemnitor covenants and agrees, at its sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Indemnitor, any person affiliated with Indemnitor, and any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Indemnitor, any person affiliated with Indemnitor, and any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Indemnitor, any person affiliated with Indemnitor, and any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement;
(h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Indemnitor, any person affiliated with Indemnitor, and any tenant or other user of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances at any facility or incineration vessel containing such or similar Hazardous Substances; (j) any acts of Indemnitor, any person affiliated with any Indemnitor, and any tenant or other user of the Property in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory, including


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but not limited to damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; (l) any past, present or future non-compliance with the ADA; and (m) misrepresentation or inaccuracy in any material representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement or the Mortgage; provided, however, that nothing contained in this Section 4 shall impose liability upon Indemnitor with respect to conditions or circumstances which did not exist prior to, and arise solely out of actions, conditions or events occurring after, any sale of the Property by foreclosure of the Mortgage or deed-in-lieu thereof.

            5. Duty to Defend and Attorneys and Other Fees and Expenses. Upon written request by any Indemnified Party, Indemnitor shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, providing that no compromise or settlement shall be entered without Indemnitor's consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

            6. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            The term "ADA" means the Americans with Disabilities Act of 1990, as amended and supplemented from time to time.

            The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any Governmental Authority or other person, whether or not in connection with transfer of title to or interest


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in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of other actual or threatened danger to human health or the environment, relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

            The term "Hazardous Substances" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purposes of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

            The term "Indemnified Parties" includes Indemnitee, any person who is or will have been involved in the origination of the Loan, any person who is or will have been involved with the servicing of the Loan, any person in whose name the encumbrance created by the Mortgage is or will have been recorded, persons who may hold or acquire or will have held a full or partial interest in the Loan as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Indemnitee's assets and business); provided that Indemnified Parties shall not include any person at or after a foreclosure sale or deed-in-lieu of foreclosure other than Indemnitee or its affiliated designee.

            The term "Legal Action" means any claim, suit or proceeding, whether administrative or judicial in nature.

            The term "Losses" includes any losses, damages (excluding consequential damages), costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, litigation costs, attorneys' fees, engineers' fees, environmental consultants' fees, and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

            The term "Release" with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.


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            The term "Remediation" includes but is not limited to any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to herein.

            The term "Property" means the Property listed on Exhibit A attached hereto.

            7. Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Mortgage or any other Loan Document to or with Indemnitee by Indemnitor or any person who succeeds Indemnitor or any person as owner of the Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Mortgage or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) any exculpatory provision in the Note, the Mortgage, or any of the other Loan Documents limiting Indemnitee's recourse to the Property or to any other security for the Note, or limiting Indemnitee's rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Mortgage or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in any of the other Loan Documents by operation of law, Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, or (vii) Indemnitee's failure to record the Mortgage or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

            8. Enforcement. Indemnified Parties may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Mortgage, or any other Loan Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any power of sale under, the Mortgage, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of Indemnitor pursuant to the Loan, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the debt of Indemnitor pursuant to the Loan, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred pursuant to and as defined in the Mortgage for Indemnified Parties to exercise their rights pursuant to this Agreement. Indemnitor is fully and personally liable for the obligations pursuant to this Agreement and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.


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            9. Survival. The obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage; provided, however, that nothing in this Section 9 shall impose liability upon Indemnitor with respect to conditions or circumstances which did not exist prior to, and arise solely out of actions, conditions or events occurring after, any sale of the Property by foreclosure of the Mortgage or deed-in-lieu thereof. Notwithstanding the foregoing, the obligations and liabilities of Indemnitor under this Agreement shall not inure to the benefit of any purchaser or transferee of the Property upon and after a sale of the Property by foreclosure of the Mortgage or deed-in-lieu thereof unless such purchaser or transferee is the holder of the Mortgage at the time of such foreclosure or deed-in-lieu thereof or is an affiliate or nominee of such holder.

            10. Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within ten (10) days of such demand therefor, shall bear interest at the Default Rate.

            11. Waivers.

                  (a) Indemnitor hereby waives (i) any right or claim of right to cause a marshaling of Indemnitor's assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties; (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

                  (b) INDEMNITOR, AND BY ITS ACCEPTANCE HEREOF, INDEMNITEE, EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY INDEMNITOR AND INDEMNITEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. INDEMNITOR AND INDEMNITEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.


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

            12. Subrogation. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Substances at, in, on, under or near the Property or otherwise obligated by law to bear the cost. Indemnified Parties shall be and hereby are subrogated to all of Indemnitor's rights now or hereafter in such claims.

            13. Indemnitor's Representations and Warranties. Indemnitor represents and warrants that:

                  (a) it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

                  (b) its execution of, and compliance with, this Agreement is in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or the Property is subject; to the best of Indemnitor's knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

                  (c) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (d) to the best of Indemnitor's knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement which has not been obtained; and

                  (e) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.


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

            14. No Waiver. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

            15. Notice of Legal Actions. Each party hereto shall, within five
(5) business days of receipt thereof, give written notice to the other party hereto of (i) any notice, advice or other communication from any governmental entity or any source whatsoever with respect to Hazardous Substances or the ADA on, from or affecting the Property, and (ii) any legal action brought against such party or related to the Property, with respect to which Indemnitor may have liability under this Agreement. Such notice shall comply with the provisions of
Section 18 hereof.

            16. [Intentionally Omitted].

            17. [Intentionally Omitted].

            18. Notices. All notices or other written communications hereunder shall be made in accordance with the notice provisions of the Mortgage.

            19. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

            20. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

            21. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

            22. Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to each and every person comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.

            23. Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

            24. Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Mortgage, or the other Loan Documents or would otherwise have at law or in equity.

            25. Inapplicable Provisions. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

            26. Governing Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of New York (without giving effect to New York's principles of conflicts law) and the applicable laws of the United States of America.

            27. Miscellaneous.

                  (a) Wherever pursuant to this Agreement (i) Indemnitee exercises any right given to it approve or disapprove, (ii) any arrangement or term is to be satisfactory to Indemnitee, or (iii) any other decision or determination is to be made by Indemnitee, the decision of Indemnitee to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Indemnitee, shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                  (b) Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable attorneys' fees and disbursements of Indemnitee.

                  (c) Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Mortgage.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

                                    INDEMNITOR:

                                    INTERPHARM, INC.

                                    By: /s/ George Aronson
                                       ---------------------------------------
                                        George Aronson, Chief Financial Officer

                                    With respect to Section 11(b):

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    acting through its Wells Fargo Business
                                    Credit operating division

                                    By: /s/ Richard Mahtani
                                       ---------------------------------------
                                        Richard Mahtani, Assistant Vice
                                        President

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

      On the 9th day of February, in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared George Aronson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                          -------------------------------------
                                          Notary Public

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NASSAU  )

      On the 9th day of February, in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Mahtani, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                          -------------------------------------
                                          Notary Public

                                    EXHIBIT A